UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2014

EMCORE CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-22175	22-2746503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10420 Research Road, SE, Albuquerque, New Mexico	87123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 332-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On October 21, 2014, the Board of Directors of EMCORE Corporation (the “Board”) held a special telephonic meeting (the “Board Meeting”) to establish the record date (the “Record Date”) and determine the meeting date for the Company’s special meeting of shareholders (the “Special Meeting”) to consider and vote on, among other things, the authorization of the sale of substantially all of the assets, and the transfer of substantially all of the liabilities, primarily related to or used in the Company’s photovoltaics business (the “Business”) to Photon Acquisition Corporation, an affiliate of private equity firm Veritas Capital (“Veritas”), pursuant to the asset purchase agreement, dated September 17, 2014, by and between the Company and Photon Acquisition Corporation.

At the Board meeting, the Board unanimously resolved to fix the Record Date as the close of business on October 22, 2014 and to hold the Special Meeting on December 5, 2014 at 8:00 a.m., local time, at The Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

Additional Information about the Transactions and Where to Find It

The Company intends to file with the SEC a definitive proxy statement and other relevant materials with respect to the Special Meeting. The definitive proxy statement will be mailed to the Company’s shareholders. Investors and shareholders are urged to read the preliminary and definitive proxy statements and the other relevant materials when they become available because they will contain important information about the Company, Veritas and the proposed transactions. The preliminary and definitive proxy statements and other relevant materials (when they become available), and any other documents filed by the Company with the Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the Company’s SEC filings by visiting the Company’s investor website at http://investor.emcore.com/sec.cfm. The Company’s investors and security holders are urged to read the preliminary and definitive proxy statements and the other relevant materials when they become available before making any investment or voting decision with respect to the sale of the Business.

Participants in the Solicitation

The Company and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting. Information about the directors and executive officers, including their interests in the transactions, are included in the preliminary proxy statement and will be included in the Company’s definitive proxy statement relating to the proposed sale of the Business when it becomes available.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the sale of the Company’s photovoltaics business and the possibility of obtaining shareholder approval for that transaction. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to the likelihood of obtaining shareholder approval necessary to consummate the sale of the Company’s photovoltaics business with Veritas and other risks detailed in our filings with the SEC, including those detailed in our Annual Report on Form 10-K under the caption “Risk Factors,” as updated by our subsequent filings with the SEC, all of which are available at the SEC’s website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. We do not intend, and disclaim any obligation, to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the matters described herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Dated: October 22, 2014	By:	/s/ Mark B. Weinswig
	Name:	Mark B. Weinswig
	Title:	Chief Financial Officer

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